UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☒	Soliciting material Pursuant to Rule 14a-12

USG CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Title of each class of securities to which transaction applies:

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On June 18, 2018, USG Corporation (the “Company”) posted the materials listed below to its USG Connections employee intranet page. The materials relate to the proposed transaction with Gebr. Knauf KG and have been previously filed. Screenshots of the USG Connections employee intranet page, as well as an email from Brian J. Cook, Executive Vice President and Chief Administrative Officer of the Company, regarding the updated intranet page, are included below.

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18 June 12:40PM ET NYSE: USG $43.23 +0.05 / +0.12

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HOME | RESOURCES AND SERVICES | DEPARTMENTS | OUR PIVOT TO GROWTH | KNAUF TRANSACTION INFORMATI

KNAUF TRANSACTION INFORMATION

We recently announced that we entered into an agreement for Knauf to acquire USG Corporation. Knauf is a multinational, family-owned producer of building products based in Germany. They are a long-term shareholder of USG, and we have partnered with them on several initiatives over the years.

USG and Knauf are both highly successful and complementary companies. We expect this transaction to benefit our employees, customers and suppliers, and that it will help ensure the long-term success of USG's operations, brand and leading presence.

We understand you may have questions and will answer as many as we can. Because we're in a solicitation period before a shareholder meeting, we are limited in what information we can share. We will provide publicly available information with you via email and on this page. Below you will find links to related USG employee communications from Jenny Scanlon and Alexander Knauf, as well as publicly-filed press releases, shareholder communications and reports that have been released since June 11, 2018.

Some of these documents are included in filings with the SEC by either USG or Knauf. We will update this page as information we can share becomes available.

If anyone outside USG asks you about this subject, you should point them to the Company's public statements. Please refer all media inquiries to Kathleen Prause at kprause@usg.com and all investor inquiries to Bill Madsen at investorrelations@usg.com.

For all other questions, please contact corporate-communications@usg.com.

Press Releases

June 11, 2018: Knauf and USG Agree to Transaction at $44 Per Share in Cash

Employee Letters

- Letter from Jenny Scanlon to employees on June 11
  - Carta de Jenny Scanlon a los empleados el 11 de junio
  - Lettre de Jenny Scanlon aux employés le 11 juin
- Letter from Alexander Knauf to employees on June 13

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Gebr Knauf KG ("Knauf). In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the "Proxy Statement"). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's web site, http://www.sec.gov, and the Company's website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company's 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company's proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Gebr. Knauf KG (“Knauf”). In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be.” “will continue,” “will likely result” and similar expressions Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction: the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter: the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U S. Securities and Exchange Commission, including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

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Knauf Transaction Information

Email from Brian Cook – June 18, 2018

USG team,

We recently announced that we entered into an agreement for Knauf to acquire USG Corporation. Knauf is a multinational, family-owned producer of building products based in Germany. They are a long-term shareholder of USG, and we have partnered with them on several initiatives over the years.

USG and Knauf are both highly successful and complementary companies. We expect this transaction to benefit our employees, customers and suppliers, and that it will help ensure the long-term success of USG’s operations, brand and leading presence.

We understand you may have questions and will answer as many as we can. Because we’re in a solicitation period before a shareholder meeting, we are limited in what information we can share. We have created a page on USG Connections with related USG employee communications from Jenny Scanlon and Alexander Knauf, as well as publicly-filed press releases, shareholder communications and reports that have been released since June 11, 2018.

Some of these documents are included in filings with the SEC by either USG or Knauf. We will update the page as information we can share becomes available. If anyone outside USG asks you about this subject, you should point them to the Company’s public statements. Please refer all media inquiries to Kathleen Prause at kprause@usg.com and all investor inquiries to Bill Madsen at investorrelations@usg.com.

For all other questions, please contact corporate-communications@usg.com.

Brian

Brian J. Cook

Executive Vice President and Chief Administrative Officer, USG Corporation

President, USG Foundation

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Gebr. Knauf KG (“Knauf”). In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.